                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2005

                       Banc of America Funding Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                       333-121559             56-193-0085
(State or other jurisdiction        (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)

214 North Tryon Street, Charlotte, North Carolina                   28255
     (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code (704) 386-2400

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.   Description
-----------   -----------
  (EX-4)      Pooling and Servicing Agreement, dated June 30, 2005, among Banc of America Funding Corporation, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Wachovia Bank,
              National Association, as trustee.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANC OF AMERICA FUNDING CORPORATION

July 13, 2005

                                           By: /s/ Scott Evans
                                               ---------------------------------
                                           Name: Scott Evans
                                           Title: Senior Vice President

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                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.   Description                                       Electronic (E)
-----------   -----------                                       --------------
  (EX-4)      Pooling and Servicing Agreement,                        E
              dated June 30, 2005 among Banc of America
              Funding Corporation, Wells Fargo Bank, N.A., as
              master servicer and securities administrator,
              and Wachovia Bank, National Association, as
              trustee.

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